UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2017

VIVEVE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11388	04-3153858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Commercial Street, Sunnyvale, California	94086
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 530-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Sublease Agreement

On February 1, 2017, Viveve Medical, Inc. (the “Company”) entered into a sublease (the “Sublease”) with Ingredion Incorporated, as sublandlord (“Ingredion”) for approximately 12,342 square feet of space in a building located at 345 Inverness Drive South, Building B, Suite 200, Englewood, Colorado 80112 (the “Sublease Premises”), which is effective as of January 26, 2017. The Sublease Premises are a portion of the space currently leased by Ingredion (the “Premises”), pursuant to a Lease of Space (the “Lease of Space”) by and between Hines REIT 345 Inverness Drive, LLC, as landord, and Penford Corporation, as tenant, as such Lease of Space was assumed by Ingredion pursuant to an Assumption of Lease with Landlord Consent (collectively, the “Master Lease”).

The term of the Sublease will commence on the later of (i) 120 days after the date Ingredion delivers possession of the Sublease Premises to the Company or (iii) upon substantial completion of the Subtenant Improvements (defined below) pursuant to the Sublease (the “Commencement Date”), and will expire 36 months after the Commencement Date, or such earlier date as the Master Lease may be terminated pursuant to the terms thereof.

The monthly base rent for the Sublease Premises under the Sublease will be equal to $20.50 per rentable square foot of the Sublease Premises, payable by the Company to Ingredion during the first year of the Sublease. The monthly base rent will be equal to $21.12 and 21.75 per rentable square foot during the second and third years of the Sublease, respectively. In connection with the execution of the Sublease, the Company also agreed to pay a security deposit in the amount of $21,717. The Company is entitled to an allowance of $88,030 for certain improvements relating to the engineering, design and construction of the Sublease Premises as set forth in the Sublease (the “Subtenant Improvements”)

The foregoing description of the Sublease does not purport to be complete and is qualified in its entirety by reference to the Sublease, a complete copy of which is filed hereto as Exhibit 10.1 and incorporated by reference herein.

Item 8.01.            Other Events

On February 3, 2017, the Company issued a press release announcing its entry into the Sublease. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01.            Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description
10.1	Sublease Agreement, entered into on February 1, 2017 and effective as of January 26, 2017, between Viveve Medical, Inc. and Ingredion Incorporated
99.1	Press Release dated February 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2017	Viveve Medical, Inc.

	By:	/s/ Scott Durbin
Scott Durbin
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Sublease Agreement, entered into on February 1, 2017 and effective as of January 26, 2017, between Viveve Medical, Inc. and Ingredion Incorporated
99.1	Press Release dated February 3, 2017